Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Focus Universal Inc. (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I, Desheng Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: August 14, 2015

	By:	/s/ Desheng Wang Desheng Wang Chief Executive Officer